Exhibit 10.6.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of November 14, 2013, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”; and in its capacity as Administrative Agent, the “Agent”), with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 with a loan production office located at 505 Fifth Avenue, 11th Floor, New York, New York 10017, (b) SVB and SILVER LAKE WATERMAN FUND, L.P., a Delaware limited partnership (“Silver Lake”), with its principal place of business at 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025 (each a “Lender”, and collectively the “Lenders”), and (c) EVERYDAY HEALTH, INC., a Delaware corporation (“Everyday Health”), with its principal place of business at 345 Hudson Street, 16th Floor, New York, New York 10014, EVERYDAY HEALTH MEDIA, LLC, a Delaware limited liability company (“Media”), with its principal place of business at 345 Hudson Street, 16th Floor, New York, New York 10014 and MEDPAGE TODAY, L.L.C., a New Jersey limited liability company (“MedPage”), with its principal place of business at 345 Hudson Street, 16th Floor, New York, New York 10014 (Everyday Health, Media and MedPage are hereinafter jointly and severally, individually and collectively, referred to as “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Lenders, Borrower is indebted to Lenders pursuant to a loan arrangement dated as of October 22, 2012, evidenced by, among other documents, a certain Subordinated Loan and Security Agreement dated as of October 22, 2012 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by, among other property, (a) the Collateral, (b) the Intellectual Property Collateral as defined in a certain Intellectual Property Security Agreement dated as of October 22, 2012, between Everyday Health and Agent (as amended, the “Everyday Health IP Agreement”), (c) the Intellectual Property Collateral as defined in a certain Intellectual Property Security Agreement dated as of October 22, 2012, between Media and Agent (as amended, the “Media IP Agreement”), and (d) the Intellectual Property Collateral as defined in a certain Intellectual Property Security Agreement dated as of October 22, 2012, between MedPage and Agent (as amended, the “MedPage IP Agreement”) (together with any other collateral security granted to Agent or Lenders, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.1.1(b) thereof:

“Commencing on the first Payment Date following the Funding Date of the Term Loan Advance, and continuing on each Payment Date thereafter, Borrower shall make monthly payments of interest, in arrears, on the principal amount of the Term Loan Advance (including the Term Loan PIK Amount) at the rate set forth in Section 2.2(a).”

and inserting in lieu thereof the following:

“Commencing on the first Payment Date following the Funding Date of the Term Loan Advance, and continuing on each Payment Date thereafter, Borrower shall make monthly payments of interest, in arrears, on the principal amount of

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the Term Loan Advance (including the Term Loan PIK Amount) at the rate set forth in Section 2.2(a)(i).”

2	The Loan Agreement shall be amended by inserting the following new Section 2.1.2, appearing immediately after Section 2.1.1 thereof:

“         2.1.2 2013     Term Loan Advance.

(a) Availability. Subject to the terms and conditions of this Agreement, on the First LMA Closing Date, each Lender agrees (jointly and not severally) to make one (1) advance available to Borrower in an amount equal to such Lender’s Commitment Percentage multiplied by Five Million Dollars ($5,000,000.00) (such advance, plus the 2013 Term Loan PIK Amount, the “2013 Term Loan Advance”). After repayment, the 2013 Term Loan Advance may not be reborrowed.

(b) Interest Payments. Commencing on the first Payment Date following the Funding Date of the 2013 Term Loan Advance, and continuing on each Payment Date thereafter, Borrower shall make monthly payments of interest, in arrears, on the principal amount of the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount) at the rate set forth in Section 2.2(a)(ii). In addition, any portion of interest on the outstanding principal amount of the 2013 Term Loan Advance accruing at the 2013 Term Loan PIK Rate shall be paid-in-kind by being added to the outstanding principal amount of the 2013 Term Loan Advance and any such interest so paid-in-kind shall be deemed capitalized on the first (1st) calendar day of each month, and thereafter, the 2013 Term Loan Advance shall bear interest at the aggregate rate as provided hereunder.

(c) Repayment. All outstanding principal and accrued and unpaid interest with respect to the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount), and all other outstanding Obligations with respect to the 2013 Term Loan Advance, are due and payable in full on the 2013 Term Loan Maturity Date.

(d) Permitted Prepayment. Borrower shall have the option to prepay all, but not less than all, of the 2013 Term Loan Advance, provided Borrower (i) delivers written notice to Agent of its election to prepay the 2013 Term Loan Advance at least three (3) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) all outstanding principal plus accrued and unpaid interest with respect to the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount), (B) the 2013 Prepayment Premium, and (C) all other sums, if any, that shall have become due and payable with respect to the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount), including interest at the Default Rate with respect to any past due amounts.

(e) Mandatory Prepayment Upon an Acceleration. If the 2013 Term Loan Advance is accelerated by Agent following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Agent an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount), and (ii) all other sums, if any, that shall have

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become due and payable with respect to the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount), including interest at the Default Rate with respect to any past due amounts.”

3	The Loan Agreement shall be amended by deleting the following, appearing as Section 2.2 thereof:

“         2.2     Payment of Interest on the Term Loan Advance.

(a) Interest Rate. Subject to Section 2.2(b), the principal amount outstanding for the Term Loan Advance (including the Term Loan PIK Amount) shall accrue interest at the aggregate of (i) a fixed per annum rate equal to ten and one-half of one percent (10.50%), which interest shall be payable monthly in accordance with Section 2.2(e) below, plus (ii) the Term Loan PIK Rate, compounded monthly, and payable on the Term Loan Maturity Date.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations in connection with the Term Loan Advance shall bear interest at a rate per annum which is three percentage points (3.0%) above the rate that is otherwise applicable thereto (the “Default Rate”). Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Lender Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.2(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Agent or Lenders.

(c) Computation; 360-Day Year. In computing interest, the date of the making of the Term Loan Advance shall be included and the date of payment shall be excluded; provided, however, that if the Term Loan Advance is repaid on the same day on which it is made, such day shall be included in computing interest on the Term Loan Advance. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

(d) Debit of Accounts. Agent may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal (including the Term Loan PIK Amount) and interest payments or any other amounts Borrower owes Agent or Lenders when due. These debits shall not constitute a set-off.

(e) Interest Payment Date. Unless otherwise provided, interest is payable monthly on the Payment Date.”

and inserting in lieu thereof the following:

“        2.2     Payment of Interest on the Term Loan Advance and the 2013 Term Loan Advance.

(a) Interest Rate.

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(i) Subject to Section 2.2(b), the principal amount outstanding for the Term Loan Advance (including the Term Loan PIK Amount) shall accrue interest at the aggregate of (i) a fixed per annum rate equal to ten and one-half of one percent (10.50%), which interest shall be payable monthly in accordance with Section 2.2(e) below, plus (ii) the Term Loan PIK Rate, compounded monthly, and payable on the Term Loan Maturity Date.

(ii) Subject to Section 2.2(b), the principal amount outstanding for the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount) shall accrue interest at the aggregate of (i) a fixed per annum rate equal to ten and one-half of one percent (10.50%), which interest shall be payable monthly in accordance with Section 2.2(e) below, plus (ii) the 2013 Term Loan PIK Rate, compounded monthly, and payable on the 2013 Term Loan Maturity Date.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations in connection with the Term Loan Advance and the 2013 Term Loan Advance shall bear interest at a rate per annum which is three percentage points (3.0%) above the rate that is otherwise applicable thereto (the “Default Rate”). Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Lender Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.2(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Agent or Lenders.

(c) Computation; 360-Day Year. In computing interest, the date of the making of the Term Loan Advance or the 2013 Term Loan Advance, as applicable, shall be included and the date of payment shall be excluded; provided, however, that if the Term Loan Advance or the 2013 Term Loan Advance is repaid on the same day on which it is made, such day shall be included in computing interest on the Term Loan Advance or the 2013 Term Loan Advance, as applicable. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

(d) Debit of Accounts. Agent may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal (including the Term Loan PIK Amount and the 2013 Term Loan PIK Amount) and interest payments or any other amounts Borrower owes Agent or Lenders when due. These debits shall not constitute a set-off.

(e) Interest Payment Date. Unless otherwise provided, interest is payable monthly on the Payment Date.”

4	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.3 thereof:

“          (b) Prepayment Premium. The Prepayment Premium, when due hereunder; and

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(c) Lender Expenses. All Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.”

and inserting in lieu thereof the following:

“             (b) Prepayment Premium. The Prepayment Premium, when due hereunder;

(c) 2013 Prepayment Premium. The 2013 Prepayment Premium, when due hereunder; and

(d) Lender Expenses. All Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.”

5	The Loan Agreement shall be amended by deleting the following text, appearing in Section 12.1 thereof:

“Each Lender may elect to participate all or a portion of its interest under this Agreement to any Person, at no cost to Borrower and in consultation with and upon notice to Borrower, provided, however, that if such Person is not a banking, financial institution or other lender in the primary business of making loans, Borrower must consent to such Person, which consent shall not be unreasonably withheld or delayed (it being acknowledged by Borrower that Borrower’s consent is not required for a participation by WestRiver Mezzanine Loans, LLC).”

and inserting in lieu thereof the following:

“In addition to and without limiting the foregoing, each Lender may elect to participate all or a portion of its interest under this Agreement to any Person, at no cost to Borrower and in consultation with Borrower, provided, however, that if such Person is not a banking institution, financial institution or other lender in the primary business of making loans, Borrower must consent to such Person, which consent shall not be unreasonably withheld or delayed (it being acknowledged by Borrower that Borrower’s consent is not required for a participation by WestRiver Mezzanine Loans, LLC, and that Lenders have consulted with Borrower in connection with a participation by WestRiver Mezzanine Loans, LLC).”

6	The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 13.1 thereof:

“        “2013 Prepayment Premium” is an additional fee payable to Agent, for the ratable benefit of Lenders, in an amount equal to, for a prepayment of the 2013 Term Loan Advance made (a) on or prior to the date that is one (1) year from the Funding Date of the 2013 Term Loan Advance, three percent (3.0%) of the principal amount of the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount), (b) after the date that is one (1) year from the Funding Date of the 2013 Term Loan Advance but on or prior to the date that is two (2) years from the Funding Date of the 2013 Term Loan Advance, two percent (2.0%) of the principal amount of the 2013 Term Loan Advance (including the 2013 Term

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Loan PIK Amount), and (c) after the date that is two (2) years from the Funding Date of the 2013 Term Loan Advance, one percent (1.0%) of the principal amount of the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount); provided, however, in the event that, prior to December 31, 2014, Everyday Health closes the initial underwritten offering and sale of its common stock to the public pursuant to an effective registration statement under the Securities Act of 1933, and the prepayment of the 2013 Term Loan Advance is made within ninety (90) days after such closing, the 2013 Prepayment Premium shall be one percent (1.0%) of the principal amount of the 2013 Term Loan Advance (including the 2013 Term Loan PIK Amount).”

“         “2013 Term Loan Advance” is defined in Section 2.1.2(a).”

“         “2013 Term Loan Maturity Date” is the date that is thirty-six (36) months from the First LMA Closing Date.”

“         “2013 Term Loan PIK Amount” means, as of any date of determination, the amount of all interest accrued with respect to the 2013 Term Loan Advance that is required to be paid in kind by being added to the principal balance thereof in accordance with Section 2.2(a)(ii) of this Agreement. The 2013 Term Loan PIK Amount shall be reduced by any payments made by Borrower to Agent toward the 2013 Term Loan PIK Amount for the prior month only, provided (a) such payment is made with contemporaneous or prior written notice to Agent specifying that such payment is on account of the 2013 Term Loan PIK Amount and within two (2) days of the last day of such month, and (b) Borrower has made all other required payments hereunder, including without limitation any principal, and interest otherwise payable hereunder.”

“         “2013 Term Loan PIK Rate” means three and one-half of one percent (3.50%) per annum.”

“         “First LMA Closing Date” is November 14, 2013.”

7	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

“         “Credit Extension” is the Term Loan Advance or any other extension of credit by any Lender for Borrower’s benefit under this Agreement.”

“        “Obligations” are Borrower’s obligations to pay when due any debts, principal (including the Term Loan PIK Amount), interest, Lender Expenses, the Prepayment Premium, and other amounts Borrower owes Agent or any Lender now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Agent or any Lender and the performance of Borrower’s duties under the Loan Documents.”

“         “Term Loan PIK Amount” means, as of any date of determination, the amount of all interest accrued with respect to the Term Loan Advance that is required to be paid in kind by being added to the principal balance thereof in accordance with Section 2.2(a) of this Agreement. The Term Loan PIK Amount shall be reduced by any payments made by Borrower to Agent toward the Term

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Loan PIK Amount for the prior month only, provided (a) such payment is made with contemporaneous or prior written notice to Agent specifying that such payment is on account of the Term Loan PIK Amount and within two (2) days of the last day of such month, and (b) Borrower has made all other required payments hereunder, including without limitation any principal, and interest otherwise payable hereunder.”

“         “SBA Documents” means that certain letter agreement, dated as of the date hereof, entered into between Borrower and Silver Lake, SBA Form 1031, SBA Form 652, SBA Form 480 and any other documents required to be delivered to Silver Lake under the rules and regulations of the Small Business Administration.”

“         “Warrant” is, collectively, (a) that certain Warrant to Purchase Stock dated as of the Effective Date between Borrower and SVB, (b) that certain Warrant to Purchase Stock dated as of the Effective between Borrower and Silver Lake, and (c) that certain Warrant to Purchase Stock dated as of the Effective Date between Borrower and WestRiver Mezzanine Loans, LLC.”

and inserting in lieu thereof the following:

“         “Credit Extension” is the Term Loan Advance, the 2013 Term Loan Advance or any other extension of credit by any Lender for Borrower’s benefit under this Agreement.”

“         “Obligations” are Borrower’s obligations to pay when due any debts, principal (including the Term Loan PIK Amount and the 2013 Term Loan PIK Amount), interest, Lender Expenses, the Prepayment Premium, the 2013 Prepayment Premium, and other amounts Borrower owes Agent or any Lender now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Agent or any Lender and the performance of Borrower’s duties under the Loan Documents.”

“         “Term Loan PIK Amount” means, as of any date of determination, the amount of all interest accrued with respect to the Term Loan Advance that is required to be paid in kind by being added to the principal balance thereof in accordance with Section 2.2(a)(i) of this Agreement. The Term Loan PIK Amount shall be reduced by any payments made by Borrower to Agent toward the Term Loan PIK Amount for the prior month only, provided (a) such payment is made with contemporaneous or prior written notice to Agent specifying that such payment is on account of the Term Loan PIK Amount and within two (2) days of the last day of such month, and (b) Borrower has made all other required payments hereunder, including without limitation any principal, and interest otherwise payable hereunder.”

“         “SBA Documents” means that certain letter agreement, dated as of the date hereof and as of the First LMA Closing Date, entered into between Borrower and Silver Lake, SBA Form 1031, SBA Form 652, SBA Form 480 and any other documents required to be delivered to Silver Lake under the rules and regulations of the Small Business Administration.”

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“         “Warrant” is, collectively, (a) that certain Warrant to Purchase Stock dated as of the Effective Date between Everyday Health and SVB, (b) that certain Warrant to Purchase Stock dated as of the Effective between Everyday Health and Silver Lake, (c) that certain Warrant to Purchase Stock dated as of the Effective Date between Everyday Health and WestRiver Mezzanine Loans, LLC, (d) that certain Warrant to Purchase Stock dated as of the First LMA Closing Date between Everyday Health and SVB, (e) that certain Warrant to Purchase Stock dated as of the First LMA Closing Date between Everyday Health and Silver Lake, and (f) that certain Warrant to Purchase Stock dated as of the First LMA Closing Date between Everyday Health and WestRiver Mezzanine Loans, LLC, as each may be amended, modified or restated from time to time.”

8	The Loan Agreement shall be amended by deleting the Schedule 1 (Lenders and Commitments) that is attached to the Loan Agreement and inserting in lieu thereof the Schedule 1 (Lenders and Commitments) attached hereto as Schedule A.

9	The Loan Agreement shall be amended by amending Exhibit D thereto to add the Silver Lake Promissory Note attached hereto as Schedule B.

4. FEES AND EXPENSES. Borrower shall pay to Agent, for the ratable benefit of Lenders, a modification fee equal to Fifty Thousand Dollars ($50,000.00) (the “Modification Fee”) (to be shared between the Lenders as follows: (a) Twenty-Eight Thousand Five Hundred Fifty Dollars ($28,550.00) to SVB and (b) Twenty-One Thousand Four Hundred Fifty Dollars ($21,450.00) to Silver Lake), which Modification Fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Lenders for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

Borrower has previously paid to Agent a deposit of Twenty-Five Thousand Dollars ($25,000.00) (the “2013 Good Faith Deposit”) to initiate Agent’s due diligence review process, which 2013 Good Faith Deposit will be applied to the Modification Fee.

5. RATIFICATION OF PERFECTION CERTIFICATES.

(a) Everyday Health hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of October 22, 2012 executed and delivered by Everyday Health, and acknowledges, confirms and agrees that the disclosures and information Everyday Health provided to Agent and Lenders in such Perfection Certificate have not changed, as of the date hereof, except as set forth on Schedule C hereto.

(b) Media hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of October 22, 2012 executed and delivered by Media, and acknowledges, confirms and agrees that the disclosures and information Media provided to Agent and Lenders in such Perfection Certificate have not changed, as of the date hereof, except as set forth on Schedule C hereto.

(c) MedPage hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of October 22, 2012 executed and delivered by MedPage, and acknowledges, confirms and agrees that the disclosures and information MedPage provided to Agent and Lenders in such Perfection Certificate have not changed, as of the date hereof, except as set forth on Schedule C hereto.

6. RATIFICATION OF IP AGREEMENTS.

(a) Everyday Health hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Everyday Health IP Agreement, and acknowledges, confirms and agrees that the Everyday Health IP

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Agreement contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Everyday Health IP Agreement (except as set forth on Schedule D hereto), and shall remain in full force and effect.

(b) Media hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Media IP Agreement, and acknowledges, confirms and agrees that the Media IP Agreement contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Media IP Agreement (except as set forth on Schedule D hereto), and shall remain in full force and effect.

(c) MedPage hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the MedPage IP Agreement, and acknowledges, confirms and agrees that the MedPage IP Agreement contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the MedPage IP Agreement (except as set forth on Schedule D hereto), and shall remain in full force and effect.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Agent and Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Agent or Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent or Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Agent and Lenders from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Agent and Lenders are relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Agent’s and Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Agent or Lenders to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Agent, Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Agent and Lenders in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower, Agent and Lenders.

[Signature page follows.]

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This Loan Modification Agreement is executed as of the date first written above.

BORROWER:

EVERYDAY HEALTH, INC.

By:	/s/ Alan Shapiro
Name:	Alan shapiro
Title:	EVP and General Counsel

EVERYDAY HEALTH MEDIA, LLC

By:	/s/ Alan Shapiro
Name:	Alan Shapiro
Title:	EVP and General Counsel

MEDPAGE TODAY, L.L.C.

By:	/s/ Alan Shapiro
Name:	Alan Shapiro
Title:	President

AGENT:

SILICON VALLEY BANK

By:	/s/ Michael McMahon
Name:	Michael McMahon
Title:	Vice President

LENDERS:

SILICON VALLEY BANK

By:	/s/ Michael McMahon
Name:	Michael McMahon
Title:	Vice President

SILVER LAKE WATERMAN FUND, L.P.,

By: Silver Lake Technology Associates Waterman, L.L.C.,
its General Partner

By:	/s/ Shawn K. O’Neill
Name:	Shawn K. O’Neill
Title:	Managing Director
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Schedule A

Schedule 1

Lenders and Commitments

With respect to the Term Loan Advance:

Lender	Commitment	Commitment Percentage
Silicon Valley Bank	$20,000,000.00	57.1428571428571%
Silver Lake Waterman Fund, L.P.	$15,000,000.00	42.8571428571429%
Total	$35,000,000.00	100.00%

With respect to the 2013 Term Loan Advance:

Lender	Commitment	Commitment percentage
Silicon Valley Bank	$2,855,000.00	57.10%
Silver Lake Waterman Fund, L.P.	$2,145,000.00	42.90%
Total	$5,000,000.00	100.00%
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Schedule B

[Silver Lake Promissory Note]

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THIS SECURED PROMISSORY NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF OCTOBER 22, 2012, AMONG SILICON VALLEY BANK, IN ITS CAPACITY AS THE LENDER UNDER A LOAN AND SECURITY AGREEMENT, DATED AS OF SEPTEMBER 22, 2010, BY AND AMONG SILICON VALLEY BANK, EVERYDAY HEALTH, INC., EVERYDAY HEALTH MEDIA, LLC AND MEDPAGE TODAY, L.L.C., AS AMENDED, SILICON VALLEY BANK, IN ITS CAPACITY AS AGENT AND A SUBORDINATED LENDER UNDER THE LOAN AGREEMENT (AS DEFINED BELOW) AND SILVER LAKE WATERMAN FUND, L.P.

Secured Promissory Note

$2,145,000.00	Dated: November___, 2013

FOR VALUE RECEIVED, the undersigned, EVERYDAY HEALTH, INC., a Delaware corporation (“Everyday Health”), EVERYDAY HEALTH MEDIA, LLC, a Delaware limited liability company (“Media”), and MEDPAGE TODAY, L.L.C., a New Jersey limited liability company (“MedPage”, and together with Everyday Health and Media, jointly and severally, individually and collectively, “Borrower”), HEREBY PROMISES TO PAY, jointly and severally, to the order of SILVER LAKE WATERMAN FUND, L.P. (“Lender”) the principal amount of Two Million One Hundred Forty Five Thousand Dollars and Zero Cents ($2,145,000.00), which amount is equal to Lender’s Commitment Percentage of the aggregate outstanding principal balance of the 2013 Term Loan Advance made to Borrower pursuant to the Subordinated Loan and Security Agreement referred to below (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), plus interest and all other payments arising under the Loan Agreement with respect to Lender’s Commitment Percentage of such 2013 Term Loan Advance, on the dates and in the amounts set forth in the Loan Agreement. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Loan Agreement.

The cash interest rate per annum for the 2013 Term Loan Advance evidenced by this Note determined in accordance with the Loan Agreement is 10.5%. The 2013 Term Loan PIK Rate per annum for the 2013 Term Loan Advance determined in accordance with the Loan Agreement is 3.5%. All payments due under this Note or under the Loan Agreement shall be payable as and when specified in the Loan Agreement.

This Note is one of the notes referred to in, and is entitled to the benefits of, the Subordinated Loan and Security Agreement, dated as of October 22, 2012 among Everyday Health, Media, MedPage, Agent and the Lenders, as amended, restated, supplemented or otherwise modified from time to time. This Note and the obligation of Borrower to repay the unpaid principal amount of the 2013 Term Loan Advance, interest on the 2013 Term Loan Advance, premium, if any, and all other amounts due Agent and Lenders under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay, severally and jointly, all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Agent or Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

EVERYDAY HEALTH, INC.,
a Delaware corporation

By:

Name:

Title:

EVERYDAY HEALTH MEDIA, LLC,
a Delaware limited liability company

By:

Name:

Title:

MEDPAGE TODAY, L.L.C.,
a New Jersey limited liability company

By:

Name:

Title:

[Signature Page to Secured Promissory Note]